FOR IMMEDIATE RELEASE
ELIZABETH ARDEN, INC. ANNOUNCES ACQUISITION OF LICENSES FOR JUSTIN BIEBER AND NICKI MINAJ FRAGRANCE BRANDS

          New York, New York (June 12, 2012) -- Elizabeth Arden, Inc. (NASDAQ: RDEN), a global prestige beauty products company, today announced that it has acquired the global licenses and certain related assets for the Justin Bieber and Nicki Minaj fragrance brands from Give Back Brands.

          Someday, the first fragrance from global phenomenon and internationally acclaimed superstar Justin Bieber, launched in Spring 2011 and became the number 1 women's fragrance launch of 2011 in U.S. department stores, according to NPD. The second fragrance, Justin Bieber's Girlfriend, is launching in U.S. department stores in the summer of 2012.

          Breakthrough artist Nicki Minaj, recently voted by Teen Choice as the Best R&B/Hip Hop Artist in 2011, established herself on the music scene in 2010 and has won numerous BET, AMA and MTV awards. The first fragrance from Nicki Minaj is scheduled to launch at U.S. department stores in the fall of 2012.

          Terms of the transaction were not disclosed. The Company expects the transaction to be accretive to earnings beginning in the first half of fiscal 2013. Excluding the impact of this transaction, the Company confirms its fiscal 2012 guidance for net sales growth of 5% to 5.5% over the prior fiscal year, net income per diluted share of $1.95 to $2.00 and a gross margin increase of 200 to 250 basis points over fiscal 2011. This guidance also excludes any expenses related to the acquisition of the Ed Hardy, True Religion and BCBGMAXAZRIA fragrance licenses mentioned in the Company's press release dated May 31, 2012. The Company will provide further discussion and guidance for fiscal 2013 during its fourth quarter and fiscal year 2012 conference call in August 2012.

Elizabeth Arden is a global prestige beauty products company with an extensive portfolio of prestige beauty brands sold in over 100 countries. The company's brand portfolio includes Elizabeth Arden skincare, color and fragrance products, Prevage anti-aging formulas, the celebrity fragrance brands of Britney Spears, Elizabeth Taylor, Justin Bieber, Mariah Carey, Nicki Minaj, Taylor Swift, and Usher; the designer fragrance brands of Juicy Couture, Alfred Sung, BCBGMAXAZRIA, Ed Hardy, Geoffrey Beene, Halston, John Varvatos, Kate Spade, Lucky Brand, Rocawear and True Religion; and the lifestyle fragrance brands Curve, Giorgio Beverly Hills, and PS Fine Cologne.

Company Contact:	Marcey Becker, Senior Vice President, Finance (212) 261-1068

Investor/Press Contact:	Allison Malkin/Michael Fox Integrated Corporate Relations (203) 682-8200

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Elizabeth Arden, Inc. is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "should," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our guidance and expectations regarding net sales, earnings, gross margins, operating cash flow and returns on invested capital. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations:
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factors affecting our relationships with our customers or our customers' businesses, including the absence of contracts with customers, our customers' financial condition, and changes in the retail, fragrance and cosmetic industries, such as the consolidation of retailers and the associated closing of retail doors as well as retailer inventory control practices, including, but not limited to, levels of inventory carried at point of sale and practices used to control inventory shrinkage;

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risks of international operations, including foreign currency fluctuations, hedging activities, economic and political consequences of terrorist attacks, disruptions in travel, unfavorable changes in U.S. or international laws or regulations, diseases and pandemics, and political instability in certain regions of the world;

*	our reliance on license agreements with third parties for the rights to sell many of our prestige fragrance brands;
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our reliance on third-party manufacturers for substantially all of our owned and licensed products and our absence of contracts with suppliers of distributed brands and components for manufacturing of owned and licensed brands;

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delays in shipments, inventory shortages and higher costs of production due to the loss of or disruption in our distribution facilities or at key third party manufacturing or fulfillment facilities that manufacture or provide logistic services for our products;

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our ability to respond in a timely manner to changing consumer preferences and purchasing patterns and other international and domestic conditions and events that impact retailer and/or consumer confidence and demand, such as domestic or global recessions or economic uncertainty;

*	our ability to protect our intellectual property rights;
*	the success, or changes in the timing or scope, of our new product launches, advertising and merchandising programs;
*	the quality, safety and efficacy of our products;
*	the impact of competitive products and pricing;
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our ability to (i) implement our growth strategy and acquire or license additional brands or secure additional distribution arrangements, (ii) successfully and cost-effectively integrate acquired businesses or new brands, and (iii) finance our growth strategy and our working capital requirements;

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our level of indebtedness, our ability to realize sufficient cash flows from operations to meet our debt service obligations and working capital requirements, and restrictive covenants in our revolving credit facility and the indenture for our 7 3/8% senior notes;

*	changes in product mix to less profitable products;
*	the retention and availability of key personnel;
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changes in the legal, regulatory and political environment that impact, or will impact, our business, including changes to customs or trade regulations, laws or regulations relating to ingredients or other chemicals or raw materials contained in products or packaging, or accounting standards or critical accounting estimates;

*	the success of our global Elizabeth Arden brand repositioning efforts;
*	the success of our Global Efficiency Re-engineering initiative, including our transition to a turnkey manufacturing process and our new financial accounting and order processing system;
*	our ability to effectively implement, manage and maintain our global information systems;
*	our reliance on third parties for certain outsourced business services, including information technology operations and employee benefit plan administration;
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the potential for significant impairment charges relating to our trademarks, goodwill or other intangible assets that could result from a number of factors, including downward pressure on our stock price; and

*	other unanticipated risks and uncertainties.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended June 30, 2011.

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